Exhibit 3.14

[THE GREAT SEAL of the “STATE OF CALIFORNIA”]	State of California Secretary of State Bill Jones	200110200001 FILED In the office of the Secretary of State of the State of California APR 06 2001
CERTIFICATE OF LIMITED PARTNERSHIP A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form
/s/ Bill Jones
BILL JONES, Secretary of State
This Space For Filing Use Only

1.	NAME OF THE LIMITED PARTNERSHIP (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.’)

OX I Oxnard, L.P.

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

4490. Von Karman Avenue	Newport Beach, CA	92660

3. STREET ADDRESS OF CALIFORNIA OFFICE WHERE RECORDS ARE KEPT	CITY	ZIP CODE

4490. Von Karman Avenue	Newport Beach, CA	92660

4.	COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON THE DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE RECORDER OF COUNTY. FILE OR RECORDATION NUMBER

5.	NAME THE AGENT FOR SERVICE OF PROCESS AND CHECK THE APPROPRIATE PROVISION BELOW:

Richard S. Robinson WHICH IS

☒ AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 6.
☐ A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 7.

6.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS:

ADDRESS: 4490 Von Karman Avenue

CITY: Newport Beach STATE: CA ZIP CODE: 92660

7.	NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (ATTACH ADDITIONAL PAGES, IF NECESSARY)

A.	NAME: William Lyon Homes, Inc.

ADDRESS: 4490 Von Karman Avenue

CITY: Newport Beach STATE: CA ZIP CODE: 92660

B.	NAME:

ADDRESS:

CITY: STATE: ZIP CODE:

8.	INDICATE THE NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. 1

9.	OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE BY CHECKING THIS BOX. OTHER MATTERS MAY INCLUDE THE PURPOSE OF BUSINESS OF THE LIMITED PARTNERSHIP E.G. GAMBLING ENTERPRISE.

10.	TOTAL NUMBER OF PAGES ATTACHED, IF ANY: 0

[ SEAL of the “OFFICE OF THE SECRETARY OF STATE”]

11.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Frank A. Caput	Attorney-In-Fact for	Frank A. Caput	4/5/01
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

Richard Robinson, CEO, William Lyon Homes, Inc., General Partner
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 11/98)	FORM LP-1 – FILING FEE $70.00 Approved by Secretary of State